MALONE
& BAILEY, PC
CERTIFIED PUBLIC ACCOUNTANTS

May 18, 2007

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: Altus Explorations, Inc.

Dear Sir/Madam:

We have read the statements included in Item 4.01 in the Form 8-K of Altus Explorations, Inc., dated May 9, 2007 to be filed with the Securities and Exchange Commission and are in agreement with the statements pertaining to us. We are not in a position to agree or disagree with the statements in Item 4.01 regarding the engagement of Dale Matheson Carr-Hilton LaBonte LLP.

Very truly yours,

Malone & Bailey, PC

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas

Registered Public Company Accounting Oversight Board
AICPA Center for Public Company Audit Firms
Texas Society of Certified Public Accountants

2925 Briarpark, Suite 930 | Houston, TX 77042
(713) 266-0530 – voice | (713) 266-1815 – fax | www.malone-bailey.com